Exhibit 16

TRANSAMERICA SERIES TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that each of the undersigned makes, constitutes and appoints MARIJN P. SMIT, TANÉ T. TYLER and RHONDA A. MILLS, his or her true and lawful attorneys-in-fact and agents in his or her name, place and stead, in any and all capacities, and on his or her behalf, with full power of substitution and re-substitution to sign any and all registration statements on Form N-14 and any other regulatory filings made applicable to the reorganization of Transamerica Voya Balanced Allocation VP into Transamerica Asset Allocation Moderate VP, each a series of Transamerica Series Trust (the “Trust”), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to intents and purposes as he or she might or could do in person in his or her capacity as a Trustee of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned specifically permit the Power of Attorney to be filed as an exhibit to any such registration statement on Form N-14 or any amendment thereto, with the U.S. Securities and Exchange Commission.

THIS POWER OF ATTORNEY may be executed in multiple counterparts that together constitute a single document.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in the capacities and on the dates indicated.

/s/ Marijn P. Smit Marijn P. Smit, Trustee and Chairman	Date: September 10, 2015

/s/ Sandra N. Bane Sandra N. Bane, Trustee	Date: September 10, 2015

/s/ Leo J. Hill Leo J. Hill, Trustee	Date: September 10, 2015

/s/ David W. Jennings David W. Jennings, Trustee	Date: September 10, 2015

/s/ Russell A. Kimball, Jr. Russell A. Kimball, Jr., Trustee	Date: September 10, 2015

/s/ Eugene M. Mannella Eugene M. Mannella, Trustee	Date: September 10, 2015

/s/ Patricia L. Sawyer Patricia L. Sawyer, Trustee	Date: September 10, 2015

/s/ John W. Waechter John W. Waechter, Trustee	Date: September 10, 2015

/s/ Alan F. Warrick Alan F. Warrick, Trustee	Date: September 10, 2015

TRANSAMERICA SERIES TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that each of the undersigned makes, constitutes and appoints MARIJN P. SMIT, TANÉ T. TYLER and RHONDA A. MILLS, his or her true and lawful attorneys-in-fact and agents in his or her name, place and stead, in any and all capacities, and on his or her behalf, with full power of substitution and re-substitution to sign any and all registration statements on Form N-14 and any other regulatory filings made applicable to the reorganization of Transamerica Voya Conservative Allocation VP into Transamerica Asset Allocation Conservative VP, each a series of Transamerica Series Trust (the “Trust”), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to intents and purposes as he or she might or could do in person in his or her capacity as a Trustee of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned specifically permit the Power of Attorney to be filed as an exhibit to any such registration statement on Form N-14 or any amendment thereto, with the U.S. Securities and Exchange Commission.

THIS POWER OF ATTORNEY may be executed in multiple counterparts that together constitute a single document.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in the capacities and on the dates indicated.

/s/ Marijn P. Smit Marijn P. Smit, Trustee and Chairman	Date: September 10, 2015

/s/ Sandra N. Bane Sandra N. Bane, Trustee	Date: September 10, 2015

/s/ Leo J. Hill Leo J. Hill, Trustee	Date: September 10, 2015

/s/ David W. Jennings David W. Jennings, Trustee	Date: September 10, 2015

/s/ Russell A. Kimball, Jr.	Date: September 10, 2015
Russell A. Kimball, Jr., Trustee

/s/ Eugene M. Mannella Eugene M. Mannella, Trustee	Date: September 10, 2015

/s/ Patricia L. Sawyer Patricia L. Sawyer, Trustee	Date: September 10, 2015

/s/ John W. Waechter John W. Waechter, Trustee	Date: September 10, 2015

/s/ Alan F. Warrick Alan F. Warrick, Trustee	Date: September 10, 2015

TRANSAMERICA SERIES TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that each of the undersigned makes, constitutes and appoints MARIJN P. SMIT, TANÉ T. TYLER and RHONDA A. MILLS, his or her true and lawful attorneys-in-fact and agents in his or her name, place and stead, in any and all capacities, and on his or her behalf, with full power of substitution and re-substitution to sign any and all registration statements on Form N-14 and any other regulatory filings made applicable to the reorganization of Transamerica Voya Moderate Growth Allocation VP into Transamerica Asset Allocation Moderate Growth VP, each a series of Transamerica Series Trust (the “Trust”), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to intents and purposes as he or she might or could do in person in his or her capacity as a Trustee of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned specifically permit the Power of Attorney to be filed as an exhibit to any such registration statement on Form N-14 or any amendment thereto, with the U.S. Securities and Exchange Commission.

THIS POWER OF ATTORNEY may be executed in multiple counterparts that together constitute a single document.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in the capacities and on the dates indicated.

/s/ Marijn P. Smit	Date: September 10, 2015
Marijn P. Smit, Trustee and Chairman

/s/ Sandra N. Bane	Date: September 10, 2015
Sandra N. Bane, Trustee

/s/ Leo J. Hill	Date: September 10, 2015
Leo J. Hill, Trustee

/s/ David W. Jennings	Date: September 10, 2015
David W. Jennings, Trustee

/s/ Russell A. Kimball, Jr.	Date: September 10, 2015
Russell A. Kimball, Jr., Trustee

/s/ Eugene M. Mannella	Date: September 10, 2015
Eugene M. Mannella, Trustee

/s/ Patricia L. Sawyer	Date: September 10, 2015
Patricia L. Sawyer, Trustee

/s/ John W. Waechter	Date: September 10, 2015
John W. Waechter, Trustee

/s/ Alan F. Warrick	Date: September 10, 2015
Alan F. Warrick, Trustee